UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 24, 2008
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY	11548
(Address of principal executive offices)	(Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (c) On April 24, 2008, Pall Corporation (the “Registrant”) announced that Donald B. Stevens was appointed by the board of directors to president of the Registrant, effective immediately. Eric Krasnoff, chairman and chief executive officer of the Registrant held the title prior to Mr. Stevens’ appointment.
     Information concerning Mr. Stevens (i) appears in a press release dated April 24, 2008, which is incorporated by reference herein, and is being filed as an exhibit to this Form 8-K, and (ii) has been “previously reported” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) in the Registrant’s Annual Report on Form 10-K dated July 31, 2007, on pages 48, 82 and 83, and is also incorporated by reference herein.
     (e) In connection with Mr. Stevens appointment as president, his Employment Agreement with the Registrant dated November 15, 2001, filed as an exhibit with the Registrant’s Quarterly Report on Form 10-Q for the period ended January 26, 2002, was terminated and simultaneously replaced with a new Employment Agreement dated April 24, 2008, which is incorporated by reference herein and is being filed as an exhibit to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
10	Employment Agreement dated April 24, 2008 between the Registrant and Donald B. Stevens.

99	Press Release, dated April 24, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation
/s/ FRANCIS MOSCHELLA
April 28, 2008	Francis Moschella
Vice President – Corporate Controller Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10	Employment Agreement dated April 24, 2008 between the Registrant and Donald B. Stevens.

99	Press Release, dated April 24, 2008.

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